Exhibit 4.1

SUBSCRIPTION AGREEMENT
EXHIBIT A
Tsevni Real Estate Group, Inc.
a Nevada corporation
8018 E. Santa Ana Canyon Rd. Suite 100-148
Anaheim, CA 92808
(Tel. & Fax) 714-398-8004

The undersigned has received and read the Confidential Private Placement Memorandum dated April 14, 2006 (“Memorandum”), pursuant to which Tsevni Real Estate Group, Inc., a Nevada corporation (“Company”), is offering for sale Units (“Offered Units”) at $0.10 per Offered Unit, each Unit consisting of (i) one (1) share of the Company’s $.001 par value common stock, and (ii) one warrant to purchase a share of the Company’s common stock at $0.15 per share. The terms used and not defined in this Subscription Agreement have the meanings specified for such terms in the Memorandum.

1. Subscription. On the terms and subject to the conditions of this Subscription Agreement and the Memorandum, the undersigned hereby subscribes for the number of Offered Units of the Company, specified below for a subscription price of $0.10 per Offered Unit. The undersigned hereby agrees that this subscription shall be irrevocable and shall survive the death or disability of the undersigned. Payment of the purchase price for the Offered Units is due upon subscription.

2. Acceptance of Subscription. The undersigned acknowledges that (i) the Company has the right to accept or reject this subscription in whole or in part, and (ii) this subscription shall be deemed to be accepted by the Company only when this Subscription Agreement is signed by the Company. The undersigned agrees that subscriptions need not be accepted by the Company in the order in which subscriptions are received.

3. Representations, Warranties, and Covenants of the Undersigned. The undersigned hereby represents and warrants to and covenants with the Company, the Company's officers, directors, employees, attorneys, agents and any person who has solicited this subscription as follows:

(a)
The undersigned has adequate means of providing for his or her current needs and possible personal contingencies, and he or she has no need in the foreseeable future to sell the Offered Units or any of the Company’s securities underlying the Offered Units. The undersigned is able to accommodate the economic risks of the undersigned's purchase of Offered Units or any of the Company’s securities underlying the Offered Units, and the undersigned has a sufficient net worth to sustain a loss of his or her investment in the Company, or a portion thereof, in the event such loss should occur.

(b)	The undersigned has such knowledge and experience in financial and business matters that he or she is capable of evaluating the merits and risks of an investment in the Company.

(c)	The undersigned confirms that all documents, records and books, pertaining to his or her proposed investment in the Company have been made available to the undersigned.

(d)
The undersigned has had an opportunity to ask questions of and receive satisfactory answers from the Company, or any person or persons acting on the Company's behalf, concerning the terms and conditions of his or her proposed investment in the Company, and all such questions have been answered to the complete satisfaction of the undersigned.

(e)
The Offered Units will be acquired by the undersigned for his or her own account for investment in a manner which would not require registration or qualification pursuant to the provisions of the Securities Act of 1933, as amended (“Act”), or any state Blue Sky law.

(f)
The undersigned understands that the offer and sale of the Offered Units or any of the Company’s securities underlying the Offered Units in the individual states in transactions which satisfy the requirements of Rule 506 of Regulation D promulgated pursuant to Section 4(2) of the Securities Act of 1933 are not required to be registered or qualified in the individual states because of adoption of the National Securities Markets Improvement Act of 1996 (“NSMIA”). NSMIA preempts state registration and similar qualification provisions for transactions exempt pursuant to that Rule 506.

(g)
The undersigned represents that it has been called to his or her attention by those provisions of the Memorandum and by those persons with whom the undersigned has dealt in connection with his or her proposed investment in the Company, that the Company has a limited history of operation and minimal earnings and that the undersigned's proposed investment in the Company involves significant risks which may result in the loss of that investment, or a portion thereof.

(h)	The undersigned has received no representations or warranties in making his or her investment decision.

(i)
The undersigned acknowledges and agrees that the Company has made available to the undersigned or his or her personal advisors the opportunity to obtain appropriate information to evaluate the merits and risks of an investment in the Company.

(j)
The undersigned understands that neither the Securities and Exchange Commission nor any Securities Administrator or similar person of any state or province has made any finding or determination relating to the fairness of any purchase of the Offered Units or any of the Company’s securities underlying the Offered Units and that neither the Securities and Exchange Commission nor any Securities Administrator or similar person of any state or province has or will recommend or endorse a purchase of the Offered Units or any of the Company’s securities underlying the Offered Units.

(k)
The undersigned is now a bona fide citizen of the United States of America and a bona fide resident of the state set forth below and the address and Social Security number or federal tax identification number set forth below are his true and correct residence and Social Security number or federal tax identification number. The undersigned has no current intention of becoming a resident of any other state or jurisdiction. If the undersigned is a corporation, partnership, trust or other form of business organization, the undersigned represents and warrants that the undersigned was formed pursuant to the laws of ____________________________________, and the undersigned's principal place of business is within such state, and that the undersigned was not organized for the purpose of acquiring Offered Units or any of the Company’s securities underlying the Offered Units.

(l)	The undersigned hereby represents and warrants that the undersigned's total purchase of Offered Units shall not exceed 10% of the undersigned's net worth.

(m)
By initialing where indicated and appropriate below, the undersigned hereby represents and warrants that the undersigned is an “Accredited Investor”, as defined by the provisions of Rule 501 of Regulation D promulgated pursuant to the Act, and falls within one of the following categories:

______ (1)	The undersigned is a director or executive officer of the Company, or any director, executive officer, or general partner of a general partner of the Company; or
initials

______ (2) initials	The undersigned is a natural person whose individual net worth, or joint net worth with the undersigned's spouse, at the time of his or her purchase exceeds $1,000,000.00; or

______ (3) initials
The undersigned is a natural person who had an individual income in excess of $200,000.00 in each of the 2 most recent years or joint income with the undersigned's spouse in excess of $300,000.00 in each of those years and has a reasonable expectation of having the same income level in the current year; or

______ (4) initials
The undersigned is a trust, with total assets in excess of $5,000,000.00, not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a sophisticated person as described in Regulation 230.506(b)(2)(ii) promulgated pursuant to the Act; or

______ (5)	The undersigned is an entity in which all of the equity owners are Accredited Investors.
initials

4. Indemnification. The undersigned acknowledges that he or she understands the meaning and legal consequences of the representations, warranties, and covenants specified in Paragraph 3 of this Subscription Agreement and that the Company has relied on such representations, warranties and covenants, and the undersigned hereby agrees to indemnify and hold harmless the Company, and its officers, directors, controlling persons, agents, attorneys, accountants, and employees, from any and all loss, damage or liability due to, or occurring because of, a breach of any such representation, warranty, or covenant.

5. Subsequent Registration of Offered Units. The undersigned has the right to request that the Offered Units or any of the Company’s securities underlying the Offered Units be registered pursuant to the provisions of the Act, or otherwise. In the event that the Company decides to register the Offered Units or the shares of its common stock underlying the Offered Units, the Company shall its best efforts to prepare and file with the Securities and Exchange Commission such amendments and supplements to the registration statement and the prospectus used in connection with such registration statement necessary to comply with the provisions of the Act and to cause such registration statement to become effective. In the event of such registration filing, the Company shall pay all expenses and fees incurred by it in registering the Offered Units and any of the securities underlying the Offered Units. Notwithstanding the foregoing, such holder of Offered Units shall pay all underwriting discounts or commissions with respect to the resale of any of the Company’s securities underlying the Offered Units, including the shares of common stock sold by such holder. In the absence of any registration, the undersigned further acknowledges and agrees that the Company has no obligation to assist the undersigned in obtaining any exemption from any registration requirements imposed by applicable law. The undersigned also acknowledges and agrees that he or she shall be responsible for compliance with all conditions on transfer imposed by a Securities Administrator or similar person of any state, province or territory.

6. Limitation on Transfer of Offered Units. The undersigned acknowledges and agrees that he or she is aware that there are substantial restrictions on the transferability of the Offered Units and any of the Company’s securities underlying the Offered Units. Because neither the Offered Units nor any of the Company’s securities underlying the Offered Units will be registered pursuant to the provisions of the Act, the undersigned agrees not to sell, transfer, assign, pledge, hypothecate or otherwise dispose of any Offered Units or any of the Company’s securities underlying the Offered Units unless such sale is exempt from such registration pursuant to the provisions of the Act or unless the Offered Units or any of the Company’s securities underlying the Offered Units are registered pursuant to the Act. The undersigned further acknowledges and agrees that the Company has no obligation to assist the undersigned in obtaining any exemption from any registration requirements imposed by applicable law. The undersigned also acknowledges and agrees that he or she shall be responsible for compliance with all conditions on transfer imposed by a Securities Administrator of any state, province or territory and for any expenses incurred by the Company for legal and accounting services in connection with reviewing such a proposed transfer and issuing opinions in connection therewith.

7. Compliance with Act. The undersigned understands and agrees that the following restrictions and limitations are applicable to his or her purchase and any sale, transfer, assignment, pledge, hypothecation or other disposition of Offered Units and any of the Company’s securities underlying the Offered Units pursuant to Section 4(2) of the Act and Rule 506 of Regulation D promulgated pursuant thereto:

(a)
The undersigned agrees that the Offered Units and any of the Company’s securities underlying the Offered Units shall not be sold, pledged, hypothecated or otherwise disposed of unless the Offered Units or the Company’s securities underlying the Offered Units are registered pursuant to the Act and applicable state or other applicable securities laws or are exempt therefrom.

(b)	A legend in substantially the following form has been or will be placed on any certificate(s) or other documents evidencing the Offered Units and the Company’s securities underlying the Offered Units:

THE SECURITIES REPRESENTED BY THIS INSTRUMENT OR DOCUMENT HAVE BEEN ACQUIRED FOR INVESTMENT ONLY AND HAVE NOT BEEN REGISTERED PURSUANT TO THE PROVISIONS OF THE SECURITIES ACT OF 1933 AS AMENDED (“ACT”), AND HAVE BEEN OFFERED AND SOLD IN RELIANCE UPON THE EXEMPTIONS SPECIFIED IN SECTION 4(2) OF THE ACT AND RULE 506 OF REGULATION D PROMULGATED PURSUANT THERETO. WITHOUT SUCH REGISTRATION, SUCH SECURITIES MAY NOT BE SOLD, TRANSFERRED, ASSIGNED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF, EXCEPT UPON DELIVERY TO THE COMPANY OR ITS TRANSFER AGENT OF AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY OR ITS TRANSFER AGENT THAT REGISTRATION IS NOT REQUIRED FOR SUCH TRANSFER OR THE SUBMISSION TO THE COMPANY OR ITS TRANSFER AGENT OF SUCH OTHER EVIDENCE AS MAY BE SATISFACTORY TO THE COMPANY OR ITS TRANSFER AGENT TO THE EFFECT THAT ANY SUCH TRANSFER SHALL NOT BE IN VIOLATION OF THE ACT, APPLICABLE STATE SECURITIES LAWS OR ANY RULE OR REGULATION PROMULGATED PURSUANT THERETO.

(c)
Stop transfer instructions to the transfer agent of the Company have been or will be placed with respect to the Offered Units and any of the Company’s applicable securities underlying the Offered Units so as to restrict the sale, transfer, pledge, hypothecation or other disposition thereof, subject to the further terms hereof, including the provisions of the legend set forth in subparagraph (b) above.

(d)	The legend and stop transfer instructions described in subparagraphs (b) and (c) above will be placed on any new certificate(s) or other documents for transfer.

8. Financial Information. The undersigned has previously been furnished an Offeree Questionnaire which has been completed and executed by the undersigned and the information contained therein remains true and correct in material aspects.

REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK

OFFEREE QUESTIONNAIRE

Tsevni Real Estate Group, Inc.
a Nevada corporation
8018 E. Santa Ana Canyon Rd. Suite 100-148
Anaheim, CA 92808
(Tel. & Fax) 714-398-8004

Tsevni Real Estate Group, Inc., a Nevada corporation (“Company”) will use the responses to this questionnaire to qualify prospective investors for purposes of federal and state securities laws.

If the answer to any question below is “none” or “not applicable,” please so indicate.

Your answers will be kept confidential at all times. However, by signing this questionnaire, you agree that the Company may present this questionnaire to any person, as it deems appropriate to establish the availability of exemptions from registration pursuant to state and federal securities laws.

PART I. INDIVIDUAL INVESTORS

Investors that are not individuals (that is, are corporations, partnerships, trusts, etc.) should start at PART II.

1. Name (as it should appear on stock certificate): __________________________________________________________________________________

2. Residence address: _______________________________________________________________________________________________________

3. Home telephone: _________________________________________________________________________________________________________

4. Date of birth: ____________________________________________________________________________________________________________

5. Social security number: ____________________________________________________________________________________________________

6. United States citizen:

❑ Yes  ❑ No

If no, country of citizenship: ___________________________________________________________________________________________

7. Occupation: _____________________________________________________________________________________________________________

8. Number of years: _________________________________________________________________________________________________________

9. Present employer: _________________________________________________________________________________________________________

10. Position/Title: ___________________________________________________________________________________________________________

11. Business address: ________________________________________________________________________________________________________

12. Business telephone: ______________________________________________________________________________________________________

13. Business fax: ____________________________________________________________________________________________________________

14. Please specify each state and foreign country in which you have maintained your principal residence during the past three years, and the dates during which you resided in each:
_________________________________________________________________________________________________________________________
_________________________________________________________________________________________________________________________
_________________________________________________________________________________________________________________________

15. Residency:

A. Are you registered to vote in any state or country?

❑ Yes  ❑ No

If yes, in which state or countries? _______________________________________________________________________________________

B. Do you have a driver’s license issued by any state or country?

❑ Yes  ❑ No

If yes, in which state or countries? _______________________________________________________________________________________

C. Do you maintain a residence in another state or country, other than as stated in Question 2 above?

❑ Yes  ❑ No

If yes, in which state or countries? _______________________________________________________________________________________

16. Do you reasonably expect that either your own income from all sources during the current year will exceed $200,000 or the joint income of you and your spouse (if married) from all sources during the current year will exceed $300,000?

❑ Yes  ❑ No

If no, please specify the amount: $________________________________________________________________________________________

17. Percentage of your income (as shown above) anticipated to be derived from sources other than salary: ________________________________________

18. Was your yearly income from all sources during each of the last two years in excess of $200,000 or was the joint income of you and your spouse (if married) from all sources during each of those years in excess of $300,000?

❑ Yes  ❑ No

If no, please specify the amount for last year: $________________________________ and the year before: $_____________________________

19. Will your net worth as of the date you purchase the Offered Units, together with the net worth of your spouse, be in excess of $1 million?

❑ Yes  ❑ No

If no, please specify the amount: $________________________________________________________________________________________

20. Please describe your educational background and degrees obtained, if any:
_________________________________________________________________________________________________________________________
_________________________________________________________________________________________________________________________
_________________________________________________________________________________________________________________________

21. If you have any existing personal or business relationship with the Company or any of its officers, directors or controlling persons, please describe the nature and duration of each relationship:
_________________________________________________________________________________________________________________________
_________________________________________________________________________________________________________________________

22. Please describe in reasonable detail the nature and extent of your business, financial and investment experience that you believe gives you the capacity to evaluate the merits and risks of the proposed investment and the capacity to protect your interests:
_________________________________________________________________________________________________________________________
_________________________________________________________________________________________________________________________
_________________________________________________________________________________________________________________________
_________________________________________________________________________________________________________________________
_________________________________________________________________________________________________________________________

23. Are you purchasing the Offered Units for your own account and for investment purposes only?

❑ Yes  ❑ No

If no, please specify for whom you are investing and the reason for investing: ______________________________________________________

24. In evaluating this investment, will you use the services of any of the following advisors? If so, please identify, providing address and telephone number:

❑ Accountant: ______________________________________________________________________________________________________
__________________________________________________________________________________________________________________
❑ Attorney: ________________________________________________________________________________________________________
__________________________________________________________________________________________________________________
❑ Licensed investment adviser: _________________________________________________________________________________________
__________________________________________________________________________________________________________________
  ________
25. Anticipated dollar amount of subscription: ______________________________________________________________________________________

26. Indicate type of ownership in which securities will be held:

❑ Individual
❑ Tenants in common
❑ Joint tenancy with rights of survivorship (husband and wife only)
❑ Community property
❑ Other (describe): ___________________________________________________________________________________________________

In signing below, you acknowledge that the information provided in this questionnaire is true and correct in all material respects and that you recognize that the Company and its counsel are relying on the truth and accuracy of that information in reliance on the exemption contained in Section 4(2) of the Securities Act of 1933, as amended, and Rule 506 and Regulation D. You agree to notify the Company promptly of any changes in the foregoing information that occur before the investment.

Executed at ___________________________________________________, on _________________________________________________________.

____________________________________________________________
(Signature)
____________________________________________________________
(Print or type name)

PART II. NONINDIVIDUAL INVESTORS

Please complete this PART II only if the proposed purchase is to be made by a corporation, partnership, trust or other entity. If the investment will be made by more than one affiliated entity, please COMPLETE A COPY OF THIS QUESTIONNAIRE FOR EACH ENTITY.

1. Name (as it will appear on stock certificate): ______________________________________________________________________________________

2. Address of principal place of business: _________________________________________________________________________________________

3. Jurisdiction of formation or incorporation: _______________________________________________________________________________________

4. Contact person: __________________________________________________________________________________________________________

5. Telephone number: ________________________________________________________________________________________________________

6. Fax number: _____________________________________________________________________________________________________________

7. Type of entity (corporation, partnership, trust, etc.): _______________________________________________________________________________

8. Taxpayer identification number: ______________________________________________________________________________________________

9. Was this entity formed for the purpose of this investment?

❑ Yes  ❑ No

If yes, all shareholders, partners or other equity owners must answer PART I of this Questionnaire.

10. Amount of your proposed investment: $_______________________________________________________________________________________

11. Entity’s net worth at the time the securities will be purchased: $______________________________________________________________________

12. Check the appropriate box to indicate which of the following accurately describes the nature of the business conducted by the investing entity:

❑ Private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940 (namely, a U.S. venture capital fund that invests primarily through private placements in nonpublicly traded securities and makes available, either directly or through coinvestors, to the portfolio companies significant guidance concerning management, operations or business objectives);

❑ A small business investment company licensed by the U.S. Small Business Administration pursuant to Section 301(c) or (d) of the Small Business Investment Act of 1958;

❑ An investment company registered pursuant to the Investment Company Act of 1940 or a business development company as defined in Section 2(a)(48) of that Act;

❑ A bank as defined in Section 3(a)(2) of the Securities Act of 1933 or a savings and loan association or other institution defined in Section 3(a)(5)(A) of that Act, acting in either an individual or fiduciary capacity;

❑ An insurance company as defined in Section 2(13) of the Securities Act of 1933;

❑ An employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974 (a) whose investment decision is made by a fiduciary that is either a bank, a savings and loan association, an insurance company or a registered investment advisor or whose total assets exceed $5 million or (b) if a self-directed plan, whose investment decisions are made solely by persons who are accredited investors;

❑ An organization described in Internal Revenue Code Section 501(c)(3), a corporation, a Massachusetts or similar business trust or a partnership, in each case not formed for the purpose of this investment, with total assets in excess of $5 million;

❑ An entity not located in the United States and whose equity owners are neither U.S. citizens nor U.S. residents;

❑ A trust with total assets in excess of $5 million whose purchase is directed by a sophisticated person as described in Rule 506(b)(2)(ii) under the Securities Act of 1933;

❑ Other (describe): __________________________________________________________________________________________________

13. Please provide information detailing the business, financial and investment experience of the entity and investment manager of the entity:
________________________________________________________________________________________________________________________
________________________________________________________________________________________________________________________

In signing below, you acknowledge that the information provided in this questionnaire is true and correct in all material respects and that you recognize that the Company and its counsel are relying on the truth and accuracy of that information in reliance on the exemption contained in Section 4(2) of the Securities Act of 1933, as amended, and Rule 506 and Regulation D. You agree to notify the Company promptly of any changes in the foregoing information that occur before the investment.

Executed at ______________________________________________________, on ______________________________________________________.

_______________________________________________________________
(Print or type name)

By:____________________________________________________________

Title: __________________________________________________________

PART III. SIGNATURE PAGE TO SUBSCRIPTION AGREEMENT

Number of Offered Units subscribe for ___________. Subscription Amount $   (number of Offered Units multiplied by $0.10)

Make check payable to: “Tsevni Real Estate Group, Inc.”

EACH SUBSCRIBER REPRESENTS THAT:

(a) The information contained in this Subscription Agreement is complete and accurate and may be relied upon, and

(b) The undersigned will notify the Company immediately of any material change in any such information occurring prior to the acceptance of the undersigned’s subscription.

IN WITNESS WHEREOF, the undersigned has executed this Subscription Agreement and initialed the foregoing statements and executed the included questionnaire this ________ day of ________, 200__.

FOR INDIVIDUALS:

________________________________                                      ________________________________
Print Name                                                                                              Print Name

________________________________                                      ________________________________
Signature                                                                                                Signature

NAME AND SIGNATURE OF JOINT TENANT OR TENANT IN COMMON

________________________________
Print Name

________________________________
Signature

FOR TRUSTS, CORPORATIONS, PARTNERSHIPS

________________________________
Print Name of Entity

By:_____________________________
Print name (Trustee, President or General Partner) of person(s) making investment decision

________________________________                                      ________________________________
Signature                                                                                                Signature

________________________________                                      ________________________________
Signature                                                                                                Signature

Agreed to and accepted:

Tsevni Real Estate Group, Inc.
a Nevada corporation

By: ____________________________
       Gerda Shupe
Its:  President

WARRANT AGREEMENT
EXHIBIT B
Tsevni Real Estate Group, Inc.
a Nevada corporation
8018 E. Santa Ana Canyon Rd. Suite 100-148
Anaheim, CA 92808
(Tel. & Fax) 714-398-8004

___________ (number of warrants) Shares at $0.15 per share

This Warrant Agreement certifies that ____________ (the “Holder”), is the owner of ___________ (number of warrants) warrants (subject to adjustment as provided herein), each of which represent the right to subscribe for and purchase from Tsevni Real Estate Group, Inc., a Nevada corporation (the “Company”), one share of the Company’s common stock, $.001 par value, (such common stock, including any stock into which it may be changed, reclassified or converted, is herein referred to as the “Common Stock”) ("Warrants") at the purchase price of $0.15 per share (subject to adjustment as provided herein) (the “Exercise Price”).

THE SECURITIES REPRESENTED BY THIS AGREEMENT ARE OFFERED FOR INVESTMENT ONLY AND HAVE NOT BEEN REGISTERED PURSUANT TO THE PROVISIONS OF THE SECURITIES ACT OF 1933 FROM REGISTRATION AS AMENDED ("ACT"), AND HAVE BEEN OFFERED AND SOLD IN RELIANCE UPON THE EXEMPTION, SPECIFIED IN SECTION 4(2) OF THE ACT AND RULE 506 OF REGULATION D PROMULGATED PURSUANT THERETO. WITHOUT SUCH REGISTRATION, SUCH SECURITIES MAY NOT BE SOLD, TRANSFERRED, ASSIGNED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF, EXCEPT UPON DELIVERY TO THE COMPANY AND ITS TRANSFER AGENT OF AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY AND ITS TRANSFER AGENT THAT SUCH REGISTRATION IS NOT REQUIRED FOR SUCH TRANSFER; OR THE SUBMISSION TO THE COMPANY OR ITS TRANSFER AGENT OF SUCH OTHER EVIDENCE AS MAY BE SATISFACTORY TO THE COMPANY AND ITS TRANSFER AGENT TO THE EFFECT THAT ANY SUCH TRANSFER SHALL NOT BE IN VIOLATION OF THE ACT, APPLICABLE STATE SECURITIES LAWS OR ANY RULE OR REGULATION PROMULGATED PURSUANT THERETO.

The Warrants are subject to the following provisions, terms and conditions:

1. EXERCISE OF WARRANTS

A. Exercise for Cash. This Warrant may be exercised by the Holder in whole at any time or in part from time to time on or before the Expiration Date by (i) surrendering this Warrant to the Company, (ii) giving a subscription form in the form of Exhibit 1 to this Warrant (duly executed by the Holder) to the Company, and (iii) making payment, in cash or by certified or official bank check payable to the order of the Company, or by wire transfer of funds to the account of the Company, in any such case, in the amount obtained by multiplying (a) the number of shares of Common Stock designated by the Holder in the subscription form by (b) the Purchase Price then in effect. On any partial exercise the Company will forthwith issue and deliver to or upon the order of the Holder a new Warrant or Warrants of like kind, in the name of the Holder or as the Holder (upon payment by the Holder of any applicable transfer taxes) may request, providing in the aggregate on the face or faces thereof for the purchase of the number of shares of Common Stock for which such Warrant or Warrants may still be exercised. The Warrants may be exercised at any time within the period beginning on the date of this Warrant Agreement, which is specified immediately above the signature lines of this Warrant Agreement (“Effective Date”) and ending on that date exactly three (3) years from the Effective Date (the “Exercise Period”) and by payment to the Company by certified check or bank draft of the purchase price for such shares of the Common Stock. The Company agrees that the shares of Common Stock so purchased shall be deemed to be issued to the Holder as the record owner of such shares of Common Stock as of the close of business on the date on which the Warrant Agreement shall have been surrendered and payment made for such shares of Common Stock. Certificates representing the shares of Common Stock so purchased shall be delivered to the Holder promptly and in no event later than thirty (30) days after the Warrants shall have been so exercised.

B. Net Exercise. The Holder may elect to exercise this Warrant, in whole at any time or in part from time to time, by receiving shares of Common Stock equal to the net issuance value (as determined below) of this Warrant, or any part hereof, upon surrender of the subscription form annexed hereto (duly executed by the Holder) to the Company (followed by surrender of this Warrant to the Company within three Trading Days i.e., a day on whichever of the OTC Bulletin Board, any national securities exchange, the Nasdaq or the Nasdaq SmallCap, which then constitutes the principal securities market for the Common Stock, is open for general trading, after surrender of such subscription form), in which event the Company shall issue to the Holder a number of shares of Common Stock computed using the following formula:

X = Y x (A - B)
       A
where,
X =	the number of shares of Common Stock to be issued to the Holder

Y =	the number of shares of Common Stock as to which this Warrant is to be exercised

A =	the Current Fair Market Value of one share of Common Stock calculated as of the last Trading Day immediately preceding the exercise of this Warrant

B =	the Purchase Price, or $0.15, subject to adjustment as provided in this Warrant.

For purposes of this section 1.B., “Current Fair Market Value” means when used with respect to the Common Stock as of a specified date with respect to each share of Common Stock, the average of the closing prices of the Common Stock sold on all securities exchanges (including the Nasdaq and the Nasdaq SmallCap) on which the Common Stock may at the time be listed, or, if there have been no sales on any such exchange on such day, the average of the highest bid and lowest asked prices on all such exchanges at the end of such day, or, if on such day the Common Stock is not so listed, the average of the representative bid and asked prices quoted in the Nasdaq System as of 4:00 p.m., New York City time, or, if on such day the Common Stock is not quoted in the Nasdaq System, the average of the highest bid and lowest asked price on such day in the domestic over-the-counter market as reported by the National Quotation Bureau, Incorporated, or any similar successor organization, in each such case averaged over a period of ten Trading Days consisting of the day as of which the Current Fair Market Value of Common Stock is being determined (or if such day is not a Trading Day, the Trading Day next preceding such day) and the nine consecutive Trading Days prior to such day. If on the date for which Current Fair Market Value is to be determined the Common Stock is not listed on any securities exchange or quoted in the Nasdaq System or the over-the-counter market, the Current Fair Market Value of Common Stock shall be the highest price per share which the Company could then obtain from a willing buyer (not an employee or director of the Company at the time of determination) in an arms’-length transaction for shares of Common Stock sold by the Company, from authorized but unissued shares, as determined in good faith by the Board of Directors.

2. ADJUSTMENTS AND NOTICES

A. Adjustments. The Exercise Price and the number of shares of Common Stock issuable upon exercise of each Warrant shall not be subject to adjustment.

B. Amendment of Warrant Agreement. This Warrant Agreement may not be changed because of any change in the Exercise Price or in the number of shares of Common Stock purchasable upon the exercise of a Warrant. The Company may at the time in the Company’s sole discretion make any change in the form of a warrant agreement that the Company may deem appropriate and that does not affect the substance thereof and any warrant agreement thereafter issued, whether in exchange or substitution for any outstanding warrant agreement or otherwise, may be in the form so changed.

C. Notice to Holder of Record Date, Dissolution, Liquidation or Winding Up. The Company shall cause to be mailed (by first class mail, postage prepaid) to the Holder notice of the record date for any dividend, distribution or payment, in cash or in kind (including, without limitation, evidence of indebtedness and assets), with respect to shares of Common Stock at least twenty (20) calendar days before any such date. In the event that at any time after the date hereof, there shall be a voluntary or involuntary dissolution, liquidation or winding up of the Company, then the Company shall cause to be mailed (by first class mail, postage prepaid) to the Holder at the Holder's address as shown on the books of the Company, at the earliest practicable time (and, in any event, not less than twenty (20) calendar days before any date set for definitive action), notice of the date on which such dissolution, liquidation or winding up shall take place, as the case may be. The notices referred to above shall also specify the date as of which the holders of the shares of Common Stock of record or other securities underlying the Warrants shall be entitled to receive such dividend, money or the property deliverable upon such dissolution, liquidation or winding up, as the case may be (the “Entitlement Date”). In the case of a distribution of evidence of indebtedness or assets (other than in dissolution, liquidation or winding up), if the Holder elects to exercise the Warrants in accordance with Section 1 of this Warrant Agreement and become a holder of the Common Stock on the Entitlement Date, the Holder shall thereafter receive the evidence of indebtedness or assets distributed in respect of shares of Common Stock. In the case of any dissolution, liquidation or winding up of the Company, the Holder shall receive on the Entitlement Date the cash or other property, less the Exercise Price for the Warrants then in effect, that such Holder would have been entitled to receive had the Warrants been exercisable and exercised immediately prior to such dissolution, liquidation or winding up (or, if appropriate, record date therefor) and any right of a Holder to exercise the Warrants shall terminate.

3. RESERVATION AND AUTHORIZATION OF COMMON STOCK

The Company covenants and agrees (a) that all shares of Common Stock which may be issued upon the exercise of the Warrants will, upon issuance, be validly issued, fully paid and nonassessable and free of all insurance or transfer taxes, liens and charges with respect to the issue thereof; (b) that during the Exercise Period, the Company will at all times have authorized, and reserved for the purpose of issue or transfer upon exercise of the Warrants, sufficient shares of Common Stock to provide for the exercise of the Warrants, and (c) that the Company will take all such action as may be necessary to ensure that the shares of Common Stock issuable upon the exercise of the Warrants may be so issued without violation of any applicable law or regulation, or any requirements of any domestic securities exchange upon which any capital stock of the Company may be listed; provided, however, that nothing contained herein shall impose upon the Company any obligation to register the Warrants or the Common Stock pursuant applicable securities laws. In the event that any securities of the Company, other than the Common Stock, are issuable upon exercise of the Warrants, the Company will take or refrain from taking any action referred to in clauses (a) through (c) of this Section 3 as though such clauses applied, mutatis mutandis, to such other securities then issuable upon the exercise the Warrants.

4. NO VOTING RIGHTS

This Warrant Agreement shall not entitle the Holder to any voting rights or other rights as a stockholder of the Company.

5. EXERCISE OR TRANSFER OF WARRANTS OR COMMON STOCK

The Holder agrees to be obligated by any and all provisions with respect to any and all limitations, including limitations imposed by the Securities Act of 1933, as amended, regarding the Warrants and the shares of Common Stock or other securities issuable upon exercise of the Warrants.

6. MERGERS, CONSOLIDATIONS, ETC.

A. Mergers. Except as may otherwise be provided, if the Company shall merge or consolidate with another corporation, the Holder shall thereafter have the right, upon exercise of the rights specified in this Warrant Agreement and payment of the Exercise Price, to receive solely the kind and amount of shares of stock (including, if applicable, Common Stock), other securities, property or cash or any combination thereof receivable by a holder of the number of shares of Common Stock for which this Warrant Agreement might have been exercised immediately prior to such merger or consolidation (assuming, if applicable, that the holder of such Common Stock failed to exercise its rights of election, if any, as to the kind or amount of shares of stock, other securities, property or cash or combination thereof receivable upon such merger or consolidation).

B. Other Reclassifications. In case of any reclassification or change of the shares of Common Stock issuable upon exercise of (other than elimination or par value, a change in par value, or from par value to no par value, or as the result of a subdivision or combination of shares (which is provided for elsewhere herein), but including any reclassification of the shares of Common stock into two (2) or more classes or series of shares) or in case of any merger or consolidation of another corporation into the Company in which the Company is the surviving corporation and in which there is a reclassification or change of the shares of Common Stock (other than a change in par value, or from par value to no par value, or as a result of a subdivision or combination (which is provided for elsewhere herein), but including any reclassification of the shares of Common Stock, the Holder shall thereafter have the right, upon exercise hereof and payment of the Exercise Price, to receive solely the kind and amount of shares of stock (including, if applicable, Common Stock), other securities, property or cash or any combination thereof receivable upon such reclassification, change, merger or consolidation by a holder of the number of shares of Common Stock for which the rights specified in this Warrant Agreement might have been exercised immediately prior to such reclassification, change, merger or consolidation (assuming, if applicable, that the holder of such Common Stock failed to exercise its rights of election, if any, as to the kind or amount of shares of stock, other securities, property or cash or combination thereof receivable upon such reclassification, change, merger or consolidation).

7.  RIGHTS AND OBLIGATIONS SURVIVE EXERCISE OF WARRANTS

The rights and obligations of the Company, of the Holder, and of the holders of shares of Common Stock or other securities issued upon exercise of the Warrants, specified in this Warrant Agreement shall survive the exercise of the Warrants.

Dated: _______________, 2006

COMPANY

Tsevni Real Estate Group, Inc.
a Nevada Corporation

By: ______________________________
       Gerda Shupe
Its: President

HOLDER

_________________________________
Print Name

_________________________________
(Signature of Holder)

Exhibit 1

FORM OF SUBSCRIPTION

TSEVNI REAL ESTATE GROUP, INC.
8018 E. Santa Ana Canyon Rd. Suite 100-148
Anaheim, CA 92808
(Tel. & Fax) 714-398-8004

(To be signed only on exercise of Warrant)

TO:	Tsevni Real Estate Group, Inc.
P.O. Box 874
Yountville, CA 94599
Attention: Chief Executive Officer

1.            The undersigned Holder of the attached original, executed Warrant hereby elects to exercise its purchase right under such Warrant with respect to ___shares (the “Exercise Shares”) of Common Stock, as defined in the Warrant, of Tsevni Real Estate Group, Inc., a Nevada corporation (the “Company”).

2.	The undersigned Holder (check one):

❑
(a)    elects to pay the Aggregate Purchase Price for such shares of Common Stock (i) in lawful money of the United States or by the enclosed certified or official bank check payable in United States dollars to the order of the Company in the amount of $__________, or (ii) by wire transfer of United States funds to the account of the Company in the amount of $__________, which transfer has been made before or simultaneously with the delivery of this Form of Subscription pursuant to the instructions of the Company;

or

❑	(b) elects to receive shares of Common Stock having a value equal to the value of the Warrant calculated in accordance with Section 2(b) of the Warrant.

3.            Please issue a stock certificate or certificates representing the appropriate number of shares of Common Stock in the name of the undersigned or in such other name(s)as is specified below:

Name: _________________________________________________________

Address: _______________________________________________________

______________________________________________________________

Social Security or Tax Identification Number (if any): ______________________
Dated: ___________________

(Signature must conform to name of Holder as specified on the face of the Warrant)

_______________________________________________________________

_______________________________________________________________
(Address)